EXHIBIT 24.1

                              Edison International

                                POWER OF ATTORNEY


     The undersigned, EDISON INTERNATIONAL, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint, BRYANT C. DANNER, ALAN J. FOHRER, THEODORE F. CRAVER, JR., THOMAS M. NOONAN, BEVERLY P. RYDER, KENNETH S. STEWART, MARY C. SIMPSON, PAIGE W.R. WHITE, TIMOTHY
W. ROGERS, PEGGY A. STERN, RAYNA M. MORRISON, BONITA J. SMITH, POLLY L. GAULT, BEVERLY K. MARSHALL, DOUGLAS G. GREEN and J. A. BOUKNIGHT, JR., or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 1999, any Current Reports on Form 8-K from time to time during 1999 and through March 16, 2000, and any and all supplements and amendments thereto, to be filed by Edison International with the Securities and Exchange Commission, under the Securities Exchange Act of 1934 as amended, (the "Act"), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

     Executed at Rosemead, California, as of this 18th day of March, 1999. EDISON INTERNATIONAL


                            By:  JOHN E. BRYSON
                                 ------------------------------------
                                 JOHN E. BRYSON
                                 Chairman of the Board
                                 and Chief Executive Officer

Attest:


---------------------------
BEVERLY P. RYDER
Secretary



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                            1999 Edison International
                      10-K, 10-Q, and 8-K Power of Attorney


Principal Executive Officer:

John E. Bryson
---------------------------                     Chairman of the Board, Chief
John E. Bryson                                  Executive Officer and Director


Principal Financial Officer:

Alan J. Fohrer
----------------------------
Alan J. Fohrer                                  Executive Vice President,
                                                and Chief Financial Officer


Controller and Principal Accounting Officer:

Thomas M. Noonan
----------------------------
Thomas M. Noonan                                Vice President and Controller


Additional Directors:

Winston H. Chen         Director         James M. Rosser           Director
------------------------                 --------------------------
Winston H. Chen                          James M. Rosser

Warren Christopher      Director         E. L. Shannon, Jr.        Director
------------------------                 --------------------------
Warren Christopher                       E. L. Shannon, Jr.

Stephen E. Frank        Director         Robert H. Smith           Director
------------------------                 --------------------------
Stephen E. Frank                         Robert H. Smith

Joan C. Hanley          Director         Thomas C. Sutton          Director
------------------------                 --------------------------
Joan C. Hanley                           Thomas C. Sutton

Carl F. Huntsinger      Director         Daniel M. Tellep          Director
------------------------                 --------------------------
Carl F. Huntsinger                       Daniel M. Tellep

Charles D. Miller       Director         James D. Watkins          Director
------------------------                 --------------------------
Charles D. Miller                        James D. Watkins

Luis G. Nogales         Director         Edward Zapanta            Director
------------------------                 --------------------------
Luis G. Nogales                          Edward Zapanta

Ronald L. Olson         Director
------------------------
Ronald L. Olson